_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 15, 2002

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89556	013-6357101
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                            None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

The Registrant registered issuances of Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-89556) (the “Registration Statement”).  The Securities and Exchange Commission declared this Registration Statement effective at 9:00 A.M. on June 6, 2002.  This Current Report on Form 8-K discloses the use of a term sheet, dated October 14, 2002 (the “Term Sheet”), prepared by the Registrant for a proposed offering of approximately $848,230,000 of Mortgage Pass-Through Certificates, Series 2002-11F pursuant to the Registration Statement.  This transaction is expected to close on October 30, 2002.  This Term Sheet is filed as Exhibit 99.1.

________________

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(a)

Exhibits:

99.1                 Computational Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        GS MORTGAGE SECURITIES CORP.

                                                                        By: /s/  Jay F. Strauss

                                                                        Title:    Secretary

Dated:  October 15, 2002

EXHIBIT INDEX

Exhibit No.                              Description

99.1

Term Sheet as prepared by the Registrant for a proposed offering of approximately $848,230,000 of Mortgage Pass-Through Certificates, Series 2002-11F pursuant to the Registration Statement.

Exhibit 99.1     Computational Materials